UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 28, 2007
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana		70508

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Letter Agreement
Agreement for Purchase and Sale
Unaudited Pro Forma Condensed Consolidated Financial Statements
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     As discussed in Item 5.02 of this Form 8-K, Stone Energy Corporation appointed Richard L. Smith as Vice President of Exploration and Business Development effective June 28, 2007, and entered into a letter agreement with Mr. Smith on such date.
     The letter agreement sets forth Mr. Smith’s salary, grants of restricted stock and other customary terms and provisions. A copy of the letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On June 29, 2007, Stone Energy Corporation (“Stone”) completed the previously announced sale of substantially all of its Rocky Mountain properties to Newfield Exploration Company for a total cash consideration of approximately $577.9 million, after giving effect to purchase price adjustments. Stone estimates transaction costs associated with the sale to approximate $6.0 million.
     At December 31, 2006, the estimated proved reserves associated with these assets totaled 182.4 billion cubic feet of gas equivalent, and for the first quarter of 2007 the production associated with these assets averaged approximately 40 million cubic feet of gas equivalent per day. The divested properties include Stone’s interests in the Pinedale Anticline, the Jonah field, the Williston Basin, the Scott field and several smaller producing areas. The sale also included net undeveloped acreage of approximately 550,000 acres. Stone will maintain a 35% proportional working interest in several undeveloped plays in the Rocky Mountain region totaling approximately 60,000 acres.
     Stone fully paid down its outstanding borrowings of $109 million under its bank credit facility with a portion of the sales proceeds. Additionally, Stone intends to send out a notice of redemption for its $225 million Senior Floating Rate Notes.
     The foregoing description of the material terms of the purchase and sale agreement is qualified by reference to the purchase and sale agreement filed herewith as Exhibit 99.1.
     The unaudited pro forma condensed consolidated financial statements of Stone are also attached to this Current Report on Form 8-K as Exhibit 99.2 as described in Item 9.01 below.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 28, 2007, Stone Energy Corporation appointed Richard L. Smith as Vice President of Exploration and Business Development, and entered into a letter agreement with Mr. Smith on such date. The letter agreement sets forth Mr. Smith’s salary, grants of restricted stock and other customary terms and provisions. A copy of the letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.
     Mr. Smith will join Stone from Dominion E&P Inc. where he was the General Manager of Deepwater Gulf of Mexico Exploration. He has also worked for Exxon Corporation and Texaco USA.
Item 7.01. Regulation FD Disclosure.
     On June 29, 2007, Stone issued a press release announcing the closing of the sale of substantially all of its Rocky Mountain properties to Newfield Exploration Company, updated 2007 guidance, and the appointment of Richard L. Smith as Vice President of Exploration and Business Development. The press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     The borrowing base under Stone’s bank credit facility has been reduced from $250 million to approximately $85 million in connection with the sale of substantially all of Stone’s Rocky Mountain properties to Newfield Exploration Company. As discussed in Item 2.01 of this Form 8-K, outstanding borrowings under the bank credit facility have been paid in full as of June 29, 2007. Letters of credit outstanding under the credit facility at June 29, 2007 totaled approximately $52.8 million.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma financial information

Unaudited pro forma condensed consolidated financial statements as of March 31, 2007 and for the twelve months ended December 31, 2006 and the three months ended March 31, 2007 are filed as Exhibit 99.2 and incorporated by reference herein.

(d)	Exhibits
10.1	Letter Agreement dated June 28, 2007 between the Registrant and Richard L. Smith.

99.1	Agreement for Purchase and Sale (as amended) between Stone Energy Corporation, as seller, and Newfield Exploration Company, as buyer.

99.2	Unaudited pro forma condensed consolidated financial statements of Stone Energy Corporation as of March 31, 2007 and for the twelve months ended December 31, 2006 and the three months ended March 31, 2007.

99.3	Press release dated June 29, 2007, “Stone Energy Corporation Announces Close of Sale of Rocky Mountain Properties, Updated 2007 Guidance, and Appointment of Vice President of Exploration.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: July 2, 2007	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement dated June 28, 2007 between the Registrant and Richard L. Smith.

99.1	Agreement for Purchase and Sale (as amended) between Stone Energy Corporation, as seller, and Newfield Exploration Company, as buyer.

99.2
Unaudited pro forma condensed consolidated financial statements of Stone Energy Corporation as of March 31, 2007 and for the twelve months ended December 31, 2006 and the three months ended March 31, 2007.

99.3	Press release dated June 29, 2007, “Stone Energy Corporation Announces Close of Sale of Rocky Mountain Properties, Updated 2007 Guidance, and Appointment of Vice President of Exploration.”